FOR IMMEDIATE RELEASE	Exhibit 99.1
Editor’s Contact:
Frank Berry
QLogic Corporation
Phone: (949) 389-6499
frank.berry@qlogic.com
Investor’s Contact:
Tony Massetti
QLogic Corporation
Phone: (949) 389-7533
tony.massetti@qlogic.com
QLOGIC REPORTS FIRST QUARTER
RESULTS FOR FISCAL YEAR 2008
ALISO VIEJO, Calif., July 26, 2007 – QLogic Corp. (NASDAQ:QLGC), a leader in networking for storage and high performance computing, today announced its first quarter financial results for the period ended July 1, 2007.
First Quarter Highlights
•	Net revenue increased 2% from the comparable quarter last year to $139.8 million.

•	Net income: $19.0 million GAAP, $30.2 million non-GAAP.

•	Net income per diluted share: $0.12 GAAP, $0.20 non-GAAP.

•	Cash generated from operations was $35.5 million.

•	$478.6 million in cash and short-term marketable securities as of July 1.

•	Repurchased $107.0 million of outstanding common stock.
Financial Results
Net revenue for the first quarter of fiscal 2008 was $139.8 million and increased 2% from $136.7 million in the comparable quarter last year. Revenue from Host Products, which are comprised primarily of Fibre Channel and iSCSI Host Bus Adapters (HBAs) and InfiniBand Host Channel Adapters (HCAs), was $104.2 million during the first quarter of fiscal 2008 and increased 15% from $90.5 million in the comparable quarter last year. Revenue from Network Products, which are comprised primarily of Fibre Channel and InfiniBand switches, was $24.5 million during the first quarter of fiscal 2008 and increased 33% from $18.3 million in the comparable quarter last year. Revenue from Silicon Products, which are comprised primarily of protocol chips and management controllers, was $9.6 million during the first quarter of fiscal 2008 and decreased 62% from $25.4 million for the comparable quarter last year.
“The first quarter revenue from our core business, which is comprised of Host and Network Products, grew 18% from the comparable quarter last year,” said H. K. Desai, QLogic’s chief executive officer. “The revenue from our non-core Silicon Products declined during the first quarter as expected.”

Net income on a GAAP basis for the first quarter of fiscal 2008 was $19.0 million, or $0.12 per diluted share, and included stock-based compensation expense, acquisition-related charges, special charges, and the related income tax effects. Net income on a GAAP basis for the first quarter of fiscal 2007 was $21.1 million, or $0.13 per diluted share, and included stock-based compensation expense, acquisition-related charges, and the related income tax effects. Net income on a non-GAAP basis for the first quarter of fiscal 2008 was $30.2 million, or $0.20 per diluted share.
QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a complete reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures is presented in the accompanying financial schedules.
QLogic’s fiscal 2008 first quarter conference call is scheduled for today at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). H.K. Desai, chief executive officer, Jeff Benck, president and chief operating officer, and Tony Massetti, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at www.qlogic.com and via Thomson Financial. Phone access to participate in the conference call is available at (719) 457-2650, pass code: 6648418.
The financial information that the company intends to discuss during the conference call will be available on the company’s website at www.qlogic.com for 12 months following the conference call. A replay of the conference call will be available via webcast for 12 months on the company’s website at www.qlogic.com. An audio replay of the conference call will also be available through August 9, 2007 at (719) 457-0820 or (888) 203-1112, pass code: 6648418.

About QLogic
QLogic is a leading supplier of high-performance storage networking solutions, which include controller chips, host adapters and fabric switches that are the backbone of storage networks for most Global 2000 corporations. The company delivers a broad and diverse portfolio of products that includes Fibre Channel HBAs, blade server embedded Fibre Channel switches, Fibre Channel stackable switches, iSCSI HBAs, iSCSI routers and storage services platforms for enabling advanced storage management applications. The company is also a leading supplier of InfiniBand switches and InfiniBand host channel adapters for the emerging High Performance Computing (HPC) market. QLogic products are delivered to small-to-medium businesses and large enterprises around the world via its channel partner community. QLogic products are also powering solutions from leading companies like Cisco, Dell, EMC, Hitachi Data Systems, HP, IBM, Network Appliance and Sun Microsystems. QLogic is a member of the S&P 500 Index.
Note: All QLogic-issued press releases appear on the company’s website (www.qlogic.com). Any announcement that does not appear on the QLogic website has not been issued by QLogic.
Disclaimer — Forward Looking Statements
This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; gross margins that may vary over time; revenues may be affected by changes in IT spending levels; the stock price of the company may be volatile; the company’s dependence on the storage area network market; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a limited number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain silicon chip suppliers; the complexity of the company’s products; sales fluctuations arising from customer transitions to new products; environmental compliance costs; international economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to attract and retain key personnel; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; reliance on third party technology; the use of “open source” software in our products; changes in our tax provisions or adverse outcomes resulting from examination of our income tax returns; computer viruses and other tampering with the company’s computer systems; and facilities of the company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended
	July 1,	July 2,
	2007	2006
Net revenues	$139,777	$136,692
Cost of revenues	50,863	43,320

Gross profit	88,914	93,372

Operating expenses:
Engineering and development	34,684	32,920
Sales and marketing	21,173	22,401
General and administrative	8,186	8,442
Special charges	2,136	—
Purchased in-process research and development	—	1,910

Total operating expenses	66,179	65,673

Operating income	22,735	27,699

Interest and other income, net	6,266	6,842

Income before income taxes	29,001	34,541

Income taxes	10,006	13,465

Net income	$18,995	$21,076

Net income per share:
Basic	$0.12	$0.13
Diluted	$0.12	$0.13

Number of shares used in per share calculations:
Basic	153,178	161,548
Diluted	154,219	162,897

QLOGIC CORPORATION
RECONCILIATION OF GAAP NET INCOME TO
NON-GAAP NET INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended
	July 1,	July 2,
	2007	2006
GAAP net income	$18,995	$21,076
Items excluded from GAAP net income:
Stock-based compensation	8,370	8,664
Amortization of purchased intangible assets	4,433	3,111
Acquisition-related stock-based compensation	703	2,879
Special charges	2,136	—
Purchased in-process research and development	—	1,910
Income tax effect	(4,456)	(3,987)

Total non-GAAP adjustments	11,186	12,577

Non-GAAP net income	$30,181	$33,653

Net income per diluted share:
GAAP net income	$0.12	$0.13
Adjustments	0.08	0.08

Non-GAAP net income	$0.20	$0.21

Non-GAAP Financial Measures
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period to period operating results and that these items are not indicative of the company’s on-going core operating performance.
The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a diluted per share basis.
Management uses non-GAAP net income in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that this measure is an important component of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.
For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.
A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited – in thousands)	Three Months Ended
	July 1,	July 2,
	2007	2006
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$574	$512
Amortization of purchased intangible assets	3,218	2,986
Acquisition-related stock-based compensation	(24)	13

Total cost of revenue adjustments	3,768	3,511

Operating expenses:
Engineering and development:
Stock-based compensation	3,772	2,824
Amortization of purchased intangible assets	173	67
Acquisition-related stock-based compensation	715	2,209
Sales and marketing:
Stock-based compensation	1,625	2,691
Amortization of purchased intangible assets	1,042	58
Acquisition-related stock-based compensation	12	632
General and administrative:
Stock-based compensation	2,399	2,637
Acquisition-related stock-based compensation	—	25
Special charges	2,136	—
Purchased in-process research and development	—	1,910

Total operating expense adjustments	11,874	13,053

Total non-GAAP adjustments before income taxes	15,642	16,564
Income tax effect	(4,456)	(3,987)

Total non-GAAP adjustments	$11,186	$12,577

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	July 1, 2007	April 1, 2007
ASSETS

Current assets:
Cash and cash equivalents	$135,427	$76,804
Short-term marketable securities	343,211	467,118
Accounts receivable, net	77,290	73,538
Inventories	37,980	38,935
Deferred tax assets	32,552	27,866
Other current assets	12,530	12,892

Total current assets	638,990	697,153

Property and equipment, net	91,940	90,913
Goodwill	102,843	102,910
Purchased intangible assets, net	50,463	55,093
Deferred tax assets	16,414	49
Other assets	25,245	25,241

	$925,895	$971,359

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$30,756	$29,280
Accrued compensation	20,024	34,483
Accrued taxes	7,093	15,729
Deferred revenue	8,087	7,368
Other current liabilities	15,907	7,674

Total current liabilities	81,867	94,534

Accrued taxes	40,920	—
Deferred tax liabilities	—	2,294

Total liabilities	122,787	96,828

Stockholders’ equity:
Common stock	199	198
Additional paid-in capital	624,678	608,515
Retained earnings	1,007,723	988,728
Accumulated other comprehensive income	615	169
Treasury stock	(830,107)	(723,079)

Total stockholders’ equity	803,108	874,531

	$925,895	$971,359

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Three Months Ended
	July 1,	July 2,
	2007	2006
Cash flows from operating activities:
Net income	$18,995	$21,076
Adjustments to reconcile net income to net cash provided by by operating activities:
Depreciation and amortization	7,317	5,916
Stock-based compensation	8,370	8,664
Acquisition-related:
Amortization of purchased intangible assets	4,433	3,111
Stock-based compensation	703	2,879
Purchased in-process research and development	—	1,910
Deferred income taxes	(6,584)	(4,134)
Provision for losses on accounts receivable	70	326
Loss on disposal of property and equipment	473	117
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(3,822)	(3,576)
Inventories	955	(1,849)
Other assets	360	719
Accounts payable	1,495	(4,629)
Accrued compensation	(12,530)	(6,343)
Accrued taxes	15,238	15,252
Deferred revenue	719	1,970
Other liabilities	(665)	(1,428)

Net cash provided by operating activities	35,527	39,981

Cash flows from investing activities:
Purchases of marketable securities	(25,463)	(73,966)
Sales and maturities of marketable securities	150,099	81,194
Additions to property and equipment	(8,639)	(9,676)
Acquisition of businesses, net of cash acquired	67	(92,092)
Restricted cash placed in escrow	—	(15,000)

Net cash provided by (used in) investing activities	116,064	(109,540)

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	4,738	1,691
Tax benefit from issuance of stock under stock plans	424	196
Purchase of treasury stock	(98,130)	(27,261)

Net cash used in financing activities	(92,968)	(25,374)

Net increase (decrease) in cash and cash equivalents	58,623	(94,933)

Cash and cash equivalents at beginning of period	76,804	125,192

Cash and cash equivalents at end of period	$135,427	$30,259

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the company’s revenue components is as follows:

	Three Months Ended
	July 1,	July 2,
	2007	2006
Host Products	$104,208	$90,525
Network Products	24,452	18,326
Silicon Products	9,614	25,437
Other	1,503	2,404

	$139,777	$136,692

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended
	July 1,	July 2,
	2007	2006
United States	$77,747	$78,373
Europe, Middle East and Africa	30,623	26,767
Asia-Pacific and Japan	23,043	29,244
Rest of world	8,364	2,308

	$139,777	$136,692